RECENT ACQUISITIONS	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
RECENT ACQUISITIONS
NOTE 3        - RECENT ACQUISITIONS:

A.	TowerJazz Panasonic Semiconductor Co., Ltd. Establishment

During 2014, Tower signed agreements with Panasonic Corporation (“Panasonic”) according to which (a) Panasonic formed a fully-owned subsidiary named TPSCo during 2014; (b) Panasonic transferred license rights to semiconductor wafer manufacturing processes and transferred its capacity tools of three of its fabs (8 inch and 12 inch) located in Hokuriku Japan (Uozu, Tonami and Arai) to TPSCo; and (c) Tower acquired 51% of the shares of TPSCo in consideration for the issuance of ordinary shares of Tower to Panasonic valued at approximately $7,411.

TPSCo, Tower and Panasonic also agreed to the following, among others: (i) a five-year manufacturing agreement between Panasonic and TPSCo, under which Panasonic will acquire products from TPSCo; (ii) a five-year production related and complimentary services agreement between Panasonic and TPSCo, under which Panasonic will acquire services from TPSCo; (iii) TPSCo will license certain technologies from Panasonic in order to utilize certain Panasonic process technologies for the manufacturing of products; (iv) Panasonic will provide TPSCo with various transition services and support; (v) TPSCo will lease the manufacturing buildings and related facilities’ infrastructure from Panasonic; and (vi) TPSCo will receive services from Tower including marketing, sales, general and administration services.

B.	TowerJazz Texas Inc. Establishment

In February 2016, Tower acquired a fabrication facility in San Antonio, Texas from Maxim Integrated Products Inc. (“Maxim”). The acquisition was done through an indirectly wholly owned subsidiary of Tower, TJT. The purchase price was $40,000, payable through the issuance of approximately 3.3 million

The agreement with Maxim included an earn-out mechanism for a period of up to 10 months. According to that mechanism, if the proceeds from the sale of the shares by Maxim during the 10 month period plus the value of the shares remaining, if any, as of the last day of this 10 month period,  are less than the purchase price (i.e., $40,000), the Company would need to compensate  Maxim with the difference, but in no event by more than $6,000. In the case where the proceeds from the sale of shares during the 10 month period plus the value of the shares remaining, if any, as of the last day of this 10 month period, exceed $40,000, Maxim will pay the Company such excess amount, in cash, but in no event more than $6,000. On the date of acquisition, the mechanism had a fair value of zero. On the date of settlement, the earn-out mechanism resulted in a gain of $6,000 to the Company, of which $1,000 was paid in 2016 and $5,000 is due in 2017.

In addition, Tower and Maxim entered into a long-term 15 year manufacturing agreement, under which Maxim is committed to buy products from TJT in gradually decreasing quantities.

The fair values set forth below are based on a valuation of TJT’s assets and liabilities and purchase price allocation performed by the Company in accordance with ASC 805-10 "Business Combinations", taking into consideration an appraisal report of a third party expert.

The fair value of the assets acquired, net of liabilities, as detailed in the table below, exceeded the $40,000 purchase price by $52,472, thereby creating a gain from the acquisition.

The allocation of fair value to the assets acquired and liabilities assumed is as follows:

As of February 1, 2016
Current assets	$14,342
Tangible assets	106,919
Intangible assets	2,799
Total assets as of acquisition date	$124,060

Customer advance	$2,310
Other current liabilities	1,257
Deferred tax liability	28,021
Liabilities incurred as of acquisition date	$31,588

Consideration payable through Tower’s shares issued	$40,000

Gain from acquisition (*)	$52,472

(*) Gain from acquisition is presented in the Statement of Operations net of $2,001 acquisition related costs.